SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549




                                  FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



                             SEPTEMBER 7, 1999
              Date of Report (Date of Earliest Event Reported)


                            ASARCO INCORPORATED
           (Exact name of Registrant as specified in its charter)


     DELAWARE                         1-164              13-492440
(State or Other Jurisdiction of     (Commission         (IRS Employer)
Incorporation or Organization)      File number)        Identification No.)


180 MAIDEN LANE, NEW YORK, NEW YORK                            10038
(Address of Principal Executive Office)                      (Zip Code)


                               (212) 510-2000
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
       (Former Name or Former Address, if Changed Since Last Report)





ITEM 5.  OTHER EVENTS.

On September 7, 1999, Asarco Incorporated ("Asarco") and Cyprus Amax Minerals Company ("Cyprus Amax") issued a joint press release relating to their proposed merger, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)    Exhibits

                   99.1 Joint Press release of Asarco and Cyprus Amax, dated September 7, 1999.



                                 SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ASARCO INCORPORATED


                            By: /s/ Francis R. McAllister
                                _________________________
                                Name:  Francis R. McAllister
                                Title: Chairman and Chief Executive
                                       Officer


Date:  September 7, 1999



                               EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION                                 PAGE NO.

99.1                      Joint Press release of Asarco and
                          Cyprus Amax, dated September 7, 1999.